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Exhibit 10.17.3

JANUS LONG TERM INCENTIVE AWARD ("LTI") ACCEPTANCE FORM

[Name]
[Address]
[City, State ZIP]

        The Company grants to [Name] ("you" or "Grantee"), effective February 5, 2010, a Restricted Stock Award, Non-Qualified Stock Option Award and Mutual Fund Unit Award (collectively, the "LTI Awards") as described below, subject to the 2005 Long Term Incentive Stock Plan and Mutual Fund Share Investment Plan Company Plan (collectively, the "Company Plans") and the attached Appendices.

Restricted Stock Award—see Terms of Restricted Stock Award attached as Appendix A
Number of Shares Granted:	[RSA shares]
Non-Qualified Stock Option Award—see Terms of Non-Qualified Stock Option Award attached as Appendix B
Number of Option Shares Granted:	[Option shares]
Option or Exercise Price:	[Exercise Price]
Expiration Date (7 year term):	[Expiration Date]
(must exercise before the Expiration Date)
Mutual Fund Unit Award—see Terms of Mutual Fund Unit Award attached as Appendix C
Value on Grant Date:	$

          a.     Except as otherwise provided herein and/or in the Company Plans, the LTI Awards will become vested and no longer subject to restriction on the vesting dates and in the amounts indicated below, provided that you have not experienced a Termination of Affiliation and subject to the satisfaction of applicable Section 162(m) performance criteria, if any, as established by the Janus Capital Group Inc. Compensation Committee (the "Committee"). However, in the event that a vesting date occurs on a day when the New York Stock Exchange is closed, then such vesting date will occur on the next business day.

Date First Exercisable	Percentage Vesting
February 1, 2011	25%
February 1, 2012	25%
February 1, 2013	25%
February 1, 2014	25%

          b.     Notwithstanding the provisions of (a) above, if there is a Change of Control, you have a Termination of Affiliation due to death or Disability, or upon Retirement (as defined in the Company Plans), the LTI Awards shall vest in full. Except as provided above, in the event that you have a Termination of Affiliation, any portion of the LTI Awards that is unvested, and any of your rights hereunder, shall be terminated, cancelled and forfeited effective immediately upon such Termination of Affiliation.

          c.     In accordance with the Company Plans, the Committee may, in its sole discretion, accelerate the vesting of all or a portion of the LTI Awards or waive any or all of the terms and conditions applicable to this LTI Acceptance Form or the attached Appendices. This LTI Acceptance Form or the attached Appendices does not supersede, or otherwise amend or affect any other LTI awards, agreements, rights or restrictions that may exist between the parties.

          d.     Capitalized terms used but not defined in this LTI Acceptance Form have the meaning specified in the Company Plans and/or in the attached Appendices.

        By electronically accepting these LTI Awards, you acknowledge receipt of, and agree to be bound by the terms and conditions set forth in the LTI Acceptance Form, Appendices and the Company Plans, all of which are incorporated by reference herein and are an integral part of these LTI Awards. In the event you fail to accept the LTI Awards within sixty (60) days, the Company reserves the right to terminate and forfeit the LTI Awards (including any rights provided for in this LTI Acceptance Form and Appendices), or to suspend or forfeit all of any vesting event(s) arising from the LTI Awards.

 APPENDIX A—TERMS OF RESTRICTED STOCK AWARD

1.
Grant of Restricted Stock Award.

        Subject to the provisions of this Appendix, the LTI Acceptance Form and the Company's 2005 Long Term Incentive Stock Plan, as may be amended from time to time (the "Plan"), the Company hereby grants to the Grantee the number of restricted shares of common stock of the Company, par value $.01 per share ("Common Stock") identified under the Restricted Stock Award section of the attached LTI Acceptance Form (the "Restricted Stock").

2.
No Right to Continued Employment.

        Nothing in this Appendix or the Plan shall confer upon Grantee any right to continue providing services to, or be in the employ of, the Company or any Subsidiary or interfere in any way with the right of the Company or any Subsidiary to terminate Grantee's association or employment at any time. For purposes of the LTI Acceptance Form and this Appendix, "Services" shall mean that the Grantee is providing services to the Company or any Subsidiary in the capacity as an employee, a member of the board of directors of the parent company, a trustee of a Janus-affiliated investment company trust, or a consultant pursuant to a written consulting agreement.

3.
Unfair Interference.

        During Grantee's employment with the Company or any Subsidiary and during the twelve months after Termination of Affiliation, Grantee shall not: (i) knowingly and directly solicit, hire or attempt to hire, or assist another in soliciting, hiring or attempting to hire, on behalf of any Competitive Business, any person who is an employee or contractor of the Company or any Subsidiary; or (ii) knowingly and directly divert, attempt to divert, or solicit, or assist another in diverting, attempting to divert or soliciting, the customer business of any Protected Client on behalf of a Competitive Business. For purposes of this section, "Competitive Business" means any business that provides investment advisory or investment management services or related services; and "Protected Client" shall mean any person or entity to whom the Company or any Subsidiary provided investment advisory or investment management services at any point during the six months preceding Grantee's Termination of Affiliation.

4.
Clawback.

        Notwithstanding anything to the contrary contained in this Agreement, if Grantee is found by a court of competent jurisdiction (in a final judgment that is either not appealed or is non-appealable) or by any relevant regulator to have knowingly committed fraud against the Company or any of its Affiliates, or if Grantee is found to have actively participated in, knowingly concealed or covered up, or knowingly failed to identify a material misstatement in the Company's financial statements, the Grantee's LTI award granted in the three calendar years prior to such judgment or regulatory determination, whether vested or unvested, shall be immediately forfeited and cancelled, and Grantee shall promptly return and repay to the Company, in respect of any Company shares, stock options or mutual fund units previously transferred to Grantee pursuant to such LTI award agreements, an amount equal to the lesser of: (i) the fair market value of such shares, stock options (based on the intrinsic value of such stock options) or mutual fund units on the date of vesting, and (ii) the fair market value of such shares, stock options (based on the intrinsic value of such stock options) or mutual fund units on the date on which such repayment obligation arises, in each case, regardless of whether the Grantee previously sold or otherwise disposed of such shares.

5.
Issuance of Shares.

        Subject to Section 11 (pertaining to the withholding of taxes), as soon as practicable after each vesting event under Subsection (a) of the LTI Acceptance Form, or if Grantee had a Termination of Affiliation pursuant to Subsection (b) of the LTI Acceptance Form, as soon as practicable after such termination (in each case, provided there has been no prior forfeiture of the Restricted Stock pursuant to the terms of this Appendix or the Plan), the Company shall issue (or cause to be delivered) to the Grantee one or more stock certificates or otherwise transfer shares with respect to the Restricted Stock vesting (or shall take other appropriate steps to reflect the Grantee's unrestricted ownership of all or a portion of the vested Restricted Stock that is subject to this Appendix).

6.
Nontransferability of the Restricted Stock.

        Any unvested shares of the Restricted Stock shall not be transferable by the Grantee by means of sale, assignment, exchange, encumbrance, pledge or otherwise.

7.
Rights as a Stockholder.

        Except as otherwise specifically provided in this Appendix, the Grantee shall have all the rights of a stockholder with respect to the Restricted Stock including, without limitation, the right to vote the Restricted Stock and the right to receive dividend payments. Dividends and distributions other than regular cash dividends, if any, may result in an adjustment pursuant to Section 8.

8.
Adjustment in the Event of Change in Stock.

        In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Common Stock or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event that affects the Common Stock such that an adjustment is determined by the Committee to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust the number and type of shares, or, if deemed appropriate, make provision for a cash payment to the Grantee or the substitution of other property for shares of Restricted Stock; provided, that the number of shares of Restricted Stock shall always be a whole number.

9.
Payment of Transfer Taxes, Fees and Other Expenses.

        The Company agrees to pay any and all original issue taxes and stock transfer taxes that may be imposed on the issuance of shares received by Grantee in connection with the Restricted Stock, together with any and all other fees and expenses necessarily incurred by the Company in connection therewith.

10.
Other Restrictions.

        The Restricted Stock shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the Grantee with respect to the disposition of shares of Common Stock is necessary or desirable as a condition of, or in connection with, the delivery or purchase of shares pursuant thereto, then in any such event, the grant and/or vesting of Restricted Stock shall not be effective unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

11.
Taxes and Withholding.

        No later than the date as of which an amount first becomes includible in the gross income of the Grantee for federal income tax purposes with respect to any Restricted Stock, the Grantee shall pay all federal, state, local and foreign taxes that are required by applicable laws and regulations to be withheld by either: (i) participating in the Company's Share Withholding Program to have shares withheld and/or sold by the Company or its agent (provided that it will not result in adverse accounting consequences to the Company), or (ii) making other payment arrangements satisfactory to the Company. The obligations of the Company under this Appendix shall be conditioned on compliance by the Grantee with this Section 11. It is intended that the foregoing provisions of this Section 11 shall normally govern the payment of withholding taxes; however, if withholding is not accomplished under the preceding provisions of this Section 11, the Grantee agrees that the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Grantee, including compensation or the delivery of the Restricted Stock that gives rise to the withholding requirement.

12.
Notices.

        Any notice to be given to the Company shall be addressed to the Company at its principal office, in care of its Assistant Corporate Secretary. Any notice to be given to Grantee shall be addressed to Grantee at the address listed in the Company's records. By a notice given pursuant to this section, either party may designate a different address for notices. Any notice shall have been deemed given (i) when actually delivered to the Company, or (ii) if to the Grantee, when actually delivered; when deposited in the U.S. Mail, postage prepaid and properly addressed to the Grantee; or when delivered by overnight courier.

13.
Binding Effect.

        Except as otherwise provided hereunder, this Appendix shall be binding upon and shall inure to the benefit of the heirs, executors or successors of the parties to this Appendix.

14.
Laws Applicable to Construction.

        The interpretation, performance and enforcement of this Appendix shall be governed by the laws of the State of Delaware without reference to principles of conflict of laws, as applied to contracts executed in and performed wholly within the State of Delaware. In addition to the terms and conditions set forth in this Appendix, the Restricted Stock is subject to the terms and conditions of the Plan, which is hereby incorporated by reference.

15.
Severability.

        The invalidity or enforceability of any provision of this Appendix shall not affect the validity or enforceability of any other provision of this Appendix.

16.
Conflicts and Interpretation.

        In the event of any conflict between this Appendix and the Plan, the Plan shall control. In the event of any ambiguity in this Appendix, or any matters as to which this Appendix is silent, the Plan shall govern including, without limitation, the provisions thereof pursuant to which the Committee has the power, among others, to (i) interpret the Plan, (ii) prescribe, amend and rescind rules and regulations relating to the Plan, and (iii) make all other determinations deemed necessary or advisable for the administration of the Plan.

17.
Amendment; Section 409A of the Code.

        Except as otherwise provided for in this Appendix, this Appendix may not be modified, amended or waived except by an instrument in writing approved by both parties hereto which specifically states that it is amending this Appendix. However, this Appendix is subject to the power of the Board or the Committee to amend the Plan as provided therein, except that no such amendment shall adversely affect your rights under the LTI Acceptance Form or this Appendix without your consent. The waiver by either party of compliance with any provision of this Appendix shall not operate or be construed as a waiver of any other provision of this Appendix, or of any subsequent breach by such party of a provision of this Appendix. Notwithstanding anything to the contrary contained in the Plan or in this Appendix, to the extent that the Company determines that the Restricted Stock is subject to Section 409A of the Code and fails to comply with the requirements of Section 409A of the Code, the Company reserves the right to amend, restructure, terminate or replace the Restricted Stock in order to cause the Restricted Stock to either not be subject to Section 409A of the Code or to comply with the applicable provisions of such section.

18.
Headings.

        The headings of Sections herein are included solely for convenience of reference and shall not affect the meaning or interpretation of any of the provisions of this Appendix.

APPENDIX B—TERMS OF NON-QUALIFIED STOCK OPTION AWARD

1.
Grant of Non-Qualified Stock Option Award.

        Subject to the provisions of this Appendix, the LTI Acceptance Form and the Company's 2005 Long Term Incentive Stock Plan, as may be amended from time to time (the "Plan"), the Company hereby grants to the Grantee a non-qualified stock option (the "Option Award") to purchase that number of shares of the Company's Common Stock ("Shares") identified under the Non-Qualified Stock Option Award section of the LTI Acceptance Form.

2.
Term.

        The Option Award shall expire on the Expiration Date indicated in the Non-Qualified Stock Option Award section of the LTI Acceptance Form, unless terminated earlier as provided herein, in the LTI Acceptance Form or in the Plan. The Option Award must be exercised before the Expiration Date.

3.
Manner of Exercise.

          a.     This Option Award shall be exercised by delivering to Charles Schwab or other Company-designated broker (the "Designated Broker"), during the period in which such Option Award is exercisable, (i) a written notice of your intent to purchase a specific number of Shares pursuant to this Option Award (a "Notice of Exercise"), and (ii) full payment of the Option/Exercise Price for such specific number of Shares. Payment may be made by any one or more of the following means:

              (i)  cash or personal check; or

             (ii)  if approved and permitted by the Committee, through the delivery of Shares having a Fair Market Value on the day of exercise equal to such Option/Exercise Price (the number of Shares may be initially estimated using the Fair Market Value on the last stock trading day preceding the exercise day, with a true-up of any differential effective as of the exercise date). Certificates for Shares shall be properly endorsed with signatures guaranteed (unless such signature guarantee is waived by an officer of the Company), and shall represent Shares which are fully paid, non-assessable, and free and clear from all liens and encumbrances; or

            (iii)  if approved and permitted by the Committee, through the sale of the Shares acquired on exercise of this Option Award through a broker to whom you have submitted irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if required by the Company, the amount of federal, state, local or foreign withholding taxes payable by reason of such exercise. A copy of such delivery instructions must also be delivered to the Company by you with the Notice of Exercise.

          b.     The exercise of the Option Award shall become effective at the time such a Notice of Exercise has been received by the Designated Broker, which must be before the Expiration Date. You will not have any rights as a stockholder of the Company with respect to the Shares deliverable upon exercise of this Option Award until a certificate for such Shares is delivered to you or the Shares are otherwise transferred to you.

          c.     If the Option Award is exercised as permitted herein by any person or persons other than yourself, such Notice of Exercise shall be accompanied by such documentation as the Company and/or Designated Broker may reasonably require, including without limitation, evidence of the authority of such person or persons to exercise the Option Award and evidence satisfactory to the Company that any death taxes payable with respect to such Shares have been paid or provided for.

4.
Exercisability After Termination of Affiliation.

        This Option Award may be exercised only while you are providing services to the Company or any Subsidiary, except that this Option Award may also be exercised after the date on which you experience a Termination of Affiliation in accordance with this section:

          a.     if you have a Termination of Affiliation on account of Retirement, you may exercise this Option Award at any time during the first five years after the date of your Termination of Affiliation;

          b.     if you have a Termination of Affiliation on account of death, the executor or administrator of your estate, your heirs or legatees, or beneficiary designated in accordance with the Plan, as applicable, may exercise this Option Award at any time during the first 12 months after the date of your Termination of Affiliation;

          c.     if you have a Termination of Affiliation on account of Disability, you may also exercise this Option Award at any time during the first 12 months after the date of your Termination of Affiliation;

          d.     if you have a Termination of Affiliation on account of any other reason (other than a dismissal for Cause in which the Option Award will be immediately forfeited), you may exercise the portion of this Option Award that is vested immediately prior to the Termination Date at any time during the first three (3) months after your Termination of Affiliation. However, except as otherwise provided in this Section 4, this Option Award may be exercised after your Termination Date only to the extent it is exercisable on the Termination Date, and under no circumstances may this Option Award be exercised on or after the Expiration Date. For purposes of this Section 4, if you are employed by a corporation or limited liability company ("LLC") that is a Subsidiary of the Company, you will be deemed to have had a Termination of Affiliation as of the first day on which such corporation or LLC ceases to be a Subsidiary of the Company.

5.
No Right to Continued Employment.

        Nothing in this Appendix, the LTI Acceptance Form or the Plan shall confer upon you any right to continue providing services to, or be in the employ of, the Company or any Subsidiary or interfere in any way with the right of the Company or any Subsidiary to terminate your association or employment at any time.

6.
Unfair Interference.

        During Grantee's employment with the Company or any Subsidiary and during the twelve months after Termination of Affiliation, Grantee shall not: (i) knowingly and directly solicit, hire or attempt to hire, or assist another in soliciting, hiring or attempting to hire, on behalf of any Competitive Business, any person who is an employee or contractor of the Company or any Subsidiary; or (ii) knowingly and directly divert, attempt to divert, or solicit, or assist another in diverting, attempting to divert or soliciting, the customer business of any Protected Client on behalf of a Competitive Business. For purposes of this section, "Competitive Business" means any business that provides investment advisory or investment management services or related services; and "Protected Client" shall mean any person or entity to whom the Company or any Subsidiary provided investment advisory or investment management services at any point during the six months preceding Grantee's Termination of Affiliation.

7.
Clawback.

        Notwithstanding anything to the contrary contained in this Agreement, if Grantee is found by a court of competent jurisdiction (in a final judgment that is either not appealed or is non-appealable) or by any relevant regulator to have knowingly committed fraud against the Company or any of its Affiliates, or if Grantee is found to have actively participated in, knowingly concealed or covered up, or knowingly failed to identify a material misstatement in the Company's financial statements, the Grantee's LTI award granted in the three calendar years prior to such judgment or regulatory determination, whether vested or unvested, shall be immediately forfeited and cancelled, and Grantee shall promptly return and repay to the Company, in respect of any Company shares, stock options or mutual fund units previously transferred to Grantee pursuant to such LTI award agreements, an amount equal to the lesser of: (i) the fair market value of such shares, stock options (based on the intrinsic value of such stock options) or mutual fund units on the date of vesting, and (ii) the fair market value of such shares, stock options (based on the intrinsic value of such stock options) or mutual fund units on the date on which such repayment obligation arises, in each case, regardless of whether the Grantee previously sold or otherwise disposed of such shares.

8.
No Waiver.

        The failure of the Company in any instance to exercise any of its rights granted under this Appendix or the Plan shall not constitute a waiver of any other rights that may arise under this Appendix.

9.
Limited Transferability of Option Award.

        Except as provided in the immediately following sentence, this Option Award is exercisable during your lifetime only by you or your guardian or legal representative, and this Option Award is not transferable except by will or the laws of descent and distribution. To the extent and in the manner permitted by the Committee, and subject to such terms, conditions, restrictions or limitations of this Appendix or the Plan or that may be prescribed by the Committee, you may transfer this Option Award to:

          a.     your spouse, sibling, parent, child (including an adopted child) or grandchild (any of which is an "Immediate Family Member");

          b.     a trust, the primary beneficiaries of which consist exclusively of you or your Immediate Family Members; or

          c.     a corporation, partnership or similar entity, the owners of which consist exclusively of you or your Immediate Family Members.

10.
Fractional or De Minimis Shares.

        The Option Award shall not be exercisable with respect to a fractional share or with respect to fewer that ten (10) Shares, unless the remaining Shares are fewer than ten (10).

11.
Nonstatutory Option Award.

        This Option Award has been designated by the Committee as a Nonstatutory Option Award; it does not qualify as an incentive stock Option Award.

12.
Taxes.

          a.     The Company is not required to issue Shares upon the exercise of this Option Award unless you first pay to the Company such amount, if any, as may be required by the Company to satisfy any liability it may have to withhold federal, state, local or foreign income or other taxes relating to such exercise. You may elect to satisfy such tax withholding obligation by delivering to the Company a written irrevocable election to have the Company sell a portion of the Shares purchased upon exercise of the Option Award having a Fair Market Value equal to the amount of taxes required to be withheld; provided, however, that the Committee may, at any time before you file such an election with the Company, revoke your right to make such an election.

          b.     In addition, you may deliver Shares to the Company to satisfy your federal, state and local withholding tax liability above the minimum amount of taxes required to be withheld by the Company, up to your maximum tax liability arising from the exercise of the Option Award; the Committee retains the right, in its sole discretion, to disapprove any particular delivery of shares of Common Stock and the Committee may, at any time before the delivery of such shares, revoke your right to make such delivery.

          c.     The Grantee acknowledges and agrees that any federal, state, local or foreign tax obligations, including without limitation any payroll and income tax withholding obligations shall remain the responsibility of the Grantee and must be paid in full by the Grantee in accordance with applicable law.

13.
Attestation to Ownership of Shares.

        Whenever under this Appendix you have the right to deliver Shares to the Company for payment of the Option/Exercise Price pursuant to Section 3(a) or for taxes in excess of the minimum amount of taxes required to be withheld by the Company pursuant to Section 12(b), in lieu of physically delivering such shares to the Company, you may elect to deliver to the Company an affidavit and such other documents attesting to ownership of such Shares in such form as is prescribed by the Company from time to time.

14.
Amendments.

        This Appendix may be amended only by a writing executed by the Company and you which specifically states that it is amending this Appendix except as otherwise provided for in this Appendix; provided that this Appendix is subject to the power of the Board or the Committee to amend the Plan as provided therein, except that no such amendment shall adversely affect your rights under the LTI Acceptance Form or this Appendix without your consent.

15.
Notices.

        Any notice to be given to the Company shall be addressed to the Company at its principal office, in care of its Assistant Corporate Secretary. Any notice to be given to Grantee shall be addressed to Grantee at the address listed in the Company's records. By a notice given pursuant to this section, either party may designate a different address for notices. Any notice shall have been deemed given (i) when actually delivered to the Company, or (ii) if to the Grantee, when actually delivered; when deposited in the U.S. Mail, postage prepaid and properly addressed to the Grantee; or when delivered by overnight courier.

16.
Binding Effect.

        Except as otherwise provided hereunder, this Appendix shall be binding upon and shall inure to the benefit of the heirs, executors or successors of the parties to this Appendix.

17.
Laws Applicable to Construction.

        The interpretation, performance and enforcement of this Appendix shall be governed by the laws of the State of Delaware without reference to principles of conflict of laws, as applied to contracts executed in and performed wholly within the State of Delaware. In addition to the terms and conditions set forth in this Appendix, the Option Award is subject to the terms and conditions of the Plan, which is hereby incorporated by reference.

18.
Conflicts and Interpretation.

        In the event of any conflict between this Appendix and the Plan, the Plan shall control. In the event of any ambiguity in this Appendix, or any matters as to which this Appendix is silent, the Plan shall govern including, without limitation, the provisions thereof pursuant to which the Committee has the power, among others, to (i) interpret the Plan, (ii) prescribe, amend and rescind rules and regulations relating to the Plan, and (iii) make all other determinations deemed necessary or advisable for the administration of the Plan.

19.
Severability.

        If any part of this Appendix is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any part of this Appendix not declared to be unlawful or invalid. Any part so declared unlawful or invalid shall, if possible, be construed in a manner which gives effect to the terms of such part to the fullest extent possible while remaining lawful and valid.

20.
Headings.

        Headings are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Appendix.

21.
Miscellaneous.

          a.     Notwithstanding anything to the contrary contained in the Plan or in this Appendix, to the extent that the Company determines that the Option Award is subject to Section 409A of the Code and fails to comply with the requirements of Section 409A of the Code, the Company reserves the right to amend, restructure, terminate or replace the Option Award in order to cause the Option Award to either not be subject to Section 409A of the Code or to comply with the applicable provisions of such section.

          b.     Nothing contained in this Appendix or the LTI Acceptance Form obligates you to exercise all or any part of this Option Award.

APPENDIX C—TERMS OF MUTUAL FUND UNIT AWARD

1.
Grant of Mutual Fund Unit Award.

        Subject to the provisions of this Appendix, the LTI Acceptance Form and the Company's Mutual Fund Share Investment Plan, as may be amended from time to time (the "Plan"), the Company hereby grants to Participant a phantom mutual fund award (the "Mutual Fund Award") as identified in the Mutual Fund Unit Award section of the attached LTI Acceptance Form.

2.
Retail Account Required.

        If you are a U.S. based employee, you must have an open account designated or approved in advance by Janus in order to receive any proceeds or benefits (including vesting) from this Mutual Fund Award. A failure to maintain such an account will subject this Mutual Fund Award to a suspension of vesting or cancellation and forfeiture.

3.
No Right to Continued Employment.

        Nothing in this Appendix or the Plan shall confer upon Participant any right to continue providing services to, or be in the employ of, the Company or any Subsidiary or interfere in any way with the right of the Company or any Subsidiary to terminate Participant's association or employment at any time.

4.
Unfair Interference.

        During Participant's employment with the Company or any Subsidiary and during the twelve months after Termination of Affiliation, Participant shall not: (i) knowingly and directly solicit, hire or attempt to hire, or assist another in soliciting, hiring or attempting to hire, on behalf of any Competitive Business, any person who is an employee or contractor of the Company or any Subsidiary; or (ii) knowingly and directly divert, attempt to divert, or solicit, or assist another in diverting, attempting to divert or soliciting, the customer business of any Protected Client on behalf of a Competitive Business. For purposes of this section, "Competitive Business" means any business that provides investment advisory or investment management services or related services; and "Protected Client" shall mean any person or entity to whom the Company or any Subsidiary provided investment advisory or investment management services at any point during the six months preceding Participant's Termination of Affiliation.

5.
Clawback.

        Notwithstanding anything to the contrary contained in this Agreement, if Grantee is found by a court of competent jurisdiction (in a final judgment that is either not appealed or is non-appealable) or by any relevant regulator to have knowingly committed fraud against the Company or any of its Affiliates, or if Grantee is found to have actively participated in, knowingly concealed or covered up, or knowingly failed to identify a material misstatement in the Company's financial statements, the Grantee's LTI award granted in the three calendar years prior to such judgment or regulatory determination, whether vested or unvested, shall be immediately forfeited and cancelled, and Grantee shall promptly return and repay to the Company, in respect of any Company shares, stock options or mutual fund units previously transferred to Grantee pursuant to such LTI award agreements, an amount equal to the lesser of: (i) the fair market value of such shares, stock options (based on the intrinsic value of such stock options) or mutual fund units on the date of vesting, and (ii) the fair market value of such shares, stock options (based on the intrinsic value of such stock options) or mutual fund units on the date on which such repayment obligation arises, in each case, regardless of whether the Grantee previously sold or otherwise disposed of such shares.

6.
Allocation Elections.

          a.     During the vesting period, Participant's award will be credited to Participant's Mutual Fund Share Investment Account ("Account"). The award will be deemed invested in the phantom investments selected by Participant pursuant to online elections through the Plan administrative system (www.millimanonline.com) or as otherwise provided by the Company. Participant may change the investment elections from time to time; provided, however, in no event shall Participant be able to make changes to the investment elections more than four (4) times per calendar year and any such change should be effective within five (5) days after such election is made. If you are an investment research analyst, or become an investment research analyst during the vesting period of this Mutual Fund Award, you may be required to allocate your investment elections to certain phantom investments as designated in writing by the Director of Research, the Co-Chief Investment Officers or the Chief Executive Officer.

          b.     By accepting this Mutual Fund Award, Participant acknowledges and agrees that (i) Participant will open a Janus-designated account needed to receive any proceeds or benefits (including vesting) from this Mutual Fund Award, unless Participant already has such an account (does not apply to employees based outside of the United States); (ii) account balances are subject to any net appreciation or depreciation accruing from time to time based on Participant's deemed investment election of the Account balance in accordance with Participant's allocation election(s) in effect from time to time; (iii) Participant is solely responsible for any net appreciation or net depreciation in the balance of Participant's Account resulting from Participant's deemed investment elections; (iv) the Company does not guarantee or represent in any manner whatsoever that Participant will realize any appreciation in the balance of the Account as a result of allocating the Account balance for deemed investments in the Janus mutual funds; and (v) any allocation elections must comply with the Company's pre-clearance and applicable prospectus requirements. Participant further agrees and acknowledges that Participant is under no obligation to make a deemed investment election in any particular fund, and, if no such investment election is made, that the balance and any transfers in Participant's Account shall be deemed invested in the Janus Money Market Fund or similar mutual fund if the Janus Money Market Fund is not available.

7.
Distribution upon Vesting.

        Subject to the terms of the Plan (including but not limited to Section 5.3 of the Plan), as soon as practicable following the vesting of all or a portion of Participant's Mutual Fund Award (but in no case later than 60 days following the date on which a vesting event occurs), the value of the vested portion of Participant's Account (subject to applicable tax withholding) will be deposited into a Janus-designated account to purchase the mutual funds in which Participant was invested on a phantom basis at the time such distribution is processed. In the event Participant's chosen mutual funds are not available for purchase by Participant at the time of distribution, the Company has the sole discretion to either purchase different but similar mutual funds or to deposit the net proceeds into the Janus Money Market Fund on behalf of Participant.

8.
Taxes and Withholding.

        No later than the date as of which an amount first becomes includible in Participant's gross income for federal income tax purposes with respect to any Mutual Fund Award, the Company shall withhold all federal, state, local and foreign taxes that are required by applicable laws and regulations to be withheld.

9.
Amendment; Section 409A of the Code.

        This Appendix may not be modified, amended or waived except by an instrument in writing approved by both parties hereto or approved by the Committee. The waiver by either party of compliance with any provision of this Appendix shall not operate or be construed as a waiver of any other provision of this Appendix, or of any subsequent breach by such party of a provision of this Appendix. The intent of the parties is that payments and benefits under this Mutual Fund Award comply with Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, this Mutual Fund Award shall be interpreted and administered to be in compliance therewith. Notwithstanding anything contained herein to the contrary, a Participant shall not be considered to have terminated employment with the Company for purposes of this Mutual Fund Award unless the Participant would be considered to have incurred a "separation from service" from the Company within the meaning of Section 409A. Without limiting the foregoing and notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to this Appendix during the six-month period immediately following a Participant's separation from service shall instead be paid within five (5) business days after the date that is six months following the Participant's separation from service (or death, if earlier).

9.
Notices.

        Any notice to be given to the Company shall be addressed to the Company at its principal office, in care of its Assistant Corporate Secretary. Any notice to be given to Participant shall be addressed to Participant at the address listed in the Company's records. By a notice given pursuant to this section, either party may designate a different address for notices. Any notice shall have been deemed given (i) when actually delivered to the Company, or (ii) if to the Participant, when actually delivered; when deposited in the U.S. Mail, postage prepaid and properly addressed to the Participant; or when delivered by overnight courier.

10.
Binding Effect.

        Except as otherwise provided hereunder, this Appendix shall be binding upon and shall inure to the benefit of the heirs, executors or successors of the parties to this Appendix.

11.
Laws Applicable to Construction.

        The interpretation, performance and enforcement of this Appendix shall be governed by the laws of the State of Delaware without reference to principles of conflict of laws, as applied to contracts executed in and performed wholly within the State of Delaware. In addition to the terms and conditions set forth in this Appendix, the Mutual Fund Award is subject to the terms and conditions of the Plan, which is hereby incorporated by reference.

12.
Severability.

        The invalidity or enforceability of any provision of this Appendix shall not affect the validity or enforceability of any other provision of this Appendix.

13.
Conflicts and Interpretation.

        In the event of any conflict between this Appendix and the Plan, the Plan shall control. In the event of any ambiguity in this Appendix, or any matters as to which this Appendix is silent, the Plan shall govern including, without limitation, the provisions thereof pursuant to which the Committee has the power, among others, to (i) interpret the Plan, (ii) prescribe, amend and rescind rules and regulations relating to the Plan, and (iii) make all other determinations deemed necessary or advisable for the administration of the Plan.

QuickLinks

  Exhibit 10.17.3
JANUS LONG TERM INCENTIVE AWARD ("LTI") ACCEPTANCE FORM
APPENDIX A—TERMS OF RESTRICTED STOCK AWARD
APPENDIX B—TERMS OF NON-QUALIFIED STOCK OPTION AWARD
APPENDIX C—TERMS OF MUTUAL FUND UNIT AWARD